UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22485

Exact name of registrant as specified in charter:	Aberdeen Income Credit Strategies Fund

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1 —     Reports to Stockholders —

The Report to Shareholders is attached herewith.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Income Credit Strategies Fund (the “Fund”), for the fiscal year ended October 31, 2018. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Total Investment Return

For the fiscal year ended October 31, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

1 Year
NAV*	2.3%
Market Price*	-0.8%

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 3) and Total Investment Returns (page 4).

NAV, Market Price and Discount

	NAV	Closing Market Price	Discount
On 10/31/2018	$14.08	$13.09	7.0%
On 10/31/2017	$15.25	$14.62	4.1%

Throughout the fiscal year ended October 31, 2018, the Fund’s NAV was within a range of $14.08 to $15.52 and the Fund’s market price traded within a range $12.97 to $14.59. Throughout the fiscal year ended October 31, 2018, the Fund’s shares traded within a range of a discount of 3.1% to 8.9%.

Revolving Credit Facility

The outstanding balance on the Fund’s revolving credit facility with The Bank of Nova Scotia as of October 31, 2018 was $83,000,000. On November 2, 2018 and December 24, 2018, the Fund paid down $8,000,000 and $5,000,000 respectively on the revolving credit facility leaving the outstanding balance at $70,000,000. The Fund’s $100,000,000 senior secured revolving credit facility with The Bank of Nova Scotia terminated on November 30, 2018. Subsequent to the reporting period, on November 30, 2018, the Fund entered into a credit agreement providing for a $85,000,000 senior secured 364-day revolving credit loan facility with BNP Paribas. Under the terms of the loan facilities and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Adviser and the Notes to Financial Statements.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2018 totaled $1.44 per share. Based on the average market price for the fiscal year ended October 31, 2018 of $14.01, the distribution rate over the twelve month period ended October 31, 2018 was 10.3%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 9, 2018 and December 11, 2018, the Fund announced that it will pay on November 28, 2018 and January 10, 2019, respectively, a distribution of U.S. $0.12 per share to all shareholders of record as of November 19, 2018 and December 31, 2018, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’ quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

On June 12, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchased activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2018, the Fund did not repurchase any shares through the Program.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Aberdeen Income Credit Strategies Fund	1

Letter to Shareholders (unaudited) (concluded)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the EU (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite our preparations.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenacp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

For your convenience, included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Contact Us:

• Visit: cef.aberdeen-asset.us;

• Watch: cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv;

• Email: InvestorRelations@aberdeenstandard.com; or

• Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Income Credit Strategies Fund

Report of the Investment Adviser (unaudited)

Market Review

Market/economic review

Global high-yield markets, as measured by the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index, posted a modestly positive return of 0.21% for the 12-month period ended October 31, 2018. The environment was significantly different than that in 2017, when synchronized global economic growth propelled virtually all risk assets globally to positive returns. The various regional markets displayed significant dispersion. The economic backdrop in the U.S. was supported by tax cuts and, for most of the period, rebounding energy prices. Yields on U.S. Treasuries rose, with five- and ten year yields increasing by 97 and 77 basis points (bps), respectively, over the reporting period, and this pressured higher-quality, lower-yielding and longer duration1 credit. However, the strong growth environment helped the lower-rated CCC2 segment of U.S. high-yield market to perform particularly well, until the month of October, whereupon a sharp collapse in the oil price caused this part of the market to give up a large part of their gains. By credit rating, U.S. BB, B and CCC rated securities returned -0.88%, 1.61% and 4.52%, respectively, over the 12-month reporting period.

Emerging markets struggled with country-specific problems in Turkey, Venezuela, Russia and Argentina. Trade tensions and the imposition of tariffs, principally aimed at China by the U.S., caused significant volatility. In addition, rising U.S. interest rates caused the U.S. dollar to rally, which historically has tended to be broadly negative for emerging markets as the burden of servicing U.S. dollar-denominated debt becomes greater.

In Europe, high-yield spreads performed poorly over the reporting period, widening from around 240 basis points (bps) to 350 bps, attributable to several reasons. At the end of 2017, a number of large capital structures were refinanced and these served both to extend the duration and widen the average spread of the index. Bond issuers in the construction sector also saw some significant underperformance. Spreads on bonds of large index constituents (and Fund holdings) Altice, a telecom, and French grocer Casino Guichard Perrachon, have also widened as companies’ results over the reporting period generally did not meet investors’ expectations. The cessation of the European Central Bank’s quantitative easing program was well-flagged earlier in the summer of 2018, and in anticipation of a weaker market technical, investors have taken money out of credit markets in Europe. These outflows have also been exacerbated by the relative lack of yield in Europe versus a more attractive yield in U.S. dollar assets. A new populist government in Italy and its challenge of European Union (EU) budget deficit rules caused a wholesale repricing of risk in Italy. In the UK, while the move in risk premia was modest during the reporting period, the looming deadline for the UK to leave the EU was a headwind for sterling-denominated assets.

Fund performance review

The Fund returned 2.34% on a net asset value basis for the 12-month period ended October 31, 2018, versus the 0.21% return of its benchmark, the ICE BofA ML Global High Yield Constrained Index.

During the reporting period, while we maintained the Fund’s significant exposure to the energy sector, we took profits on several positions, and the overall exposure decreased. During the reporting period, the energy sector performed well, buoyed by the recovery in the oil price. However, in October 2018, there was a sharp reversal and, in line with the 12% decline in the Brent crude oil price over the month, the sector began to surrender much of its positive performance over much of the first 11 months of the reporting period.

We maintained the Fund’s significant exposure to lower-rated CCC credit during the reporting period. This part of the market performed well during the majority of the period. We reduced the allocation as we took profits on positions or exited positons for which we believed that the risk/reward outlook was no longer supportive.

We increased the Fund’s level of diversification3 during the reporting period with respect to the number of securities, geography and sectors. We added several European-denominated assets to the Fund. When these euro-denominated cash flows are swapped into U.S. dollars, the Fund benefits from a significant yield enhancement from the cross-currency swap.4 Over the 12-month period, the Fund issued total distributions of $1.44 per share.

1       Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

2      Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

3       Diversification does not ensure a profit or protect against a loss in a declining market.

4        Cross-currency swaps are an over-the-counter derivative in a form of an agreement between two parties to exchange interest payments and principal denominated in two different currencies.

Aberdeen Income Credit Strategies Fund	3

Report of the Investment Adviser (unaudited) (continued)

In terms of sector allocation, we increased the Fund’s weightings in banking, insurance, financial services and leisure, and reduced the allocations to energy, healthcare, retail and telecommunications.

The main positive contributors to the Fund’s relative performance for the reporting period included oil and gas exploration and production company EP Energy Corp., as its bonds rallied sharply due to an exchange offer on the bonds from the company and continued terming out of front-end maturities. Additionally, market transactions in the company’s acreage for oil and natural gas assets confirmed higher valuations and, therefore, improved recovery prospects for the bonds. The Fund’s holding in Seadrill LP bolstered relative performance as the offshore drilling services provider’s term loan gained ground after the company reached a refinancing agreement with lenders. We reduced the Fund’s position in Seadrill following the restructuring of the business and rally in the term loan. Oil and gas company California Resources’ term loan and bonds continued to benefit from the company’s improved results and maturity schedule after a November 2017 refinancing that boosted liquidity and eased covenants. Frontier Communications Corp.’s bonds performed well as the company slightly eased its maturity schedule and demonstrated some improved operating performance. Additionally, we took profits on the Fund’s holdings in Intelsat bonds following their relatively strong performance. The Fund’s position in a new issuer, TDC, contributed to relative performance as the Danish telecom reduced debt faster than anticipated through a large disposal. Bausch Health (formerly Valeant), was a large holding which also performed strongly as the business stabilized, and due to its termed out and reduced debt, and restored investor confidence; we took profits on the holding during the rally.

Notable detractors from the Fund’s relative performance included the holding in Sable Permian, as the oil and gas exploration and production company’s poor drilling performance continued and a restructuring of its debt looms. Similarly, Sanchez Energy Corp., an oil and gas exploration company, experienced a relatively disappointing operational drilling performance. Despite some good asset coverage, a complex debt load is putting pressure on the company. The bonds of integrated mining and metals company Nyrstar fell sharply over the reporting period. The company’s debt had grown due to a large capital investment in a new smelter which, once operational, was expected to significantly drive higher earnings. However, as a result of a sharp decline in the zinc price, combined with record-low revenues from zinc treatment charges, we believed that the company was unlikely to be able to deleverage its balance sheet in line with investor expectations. We subsequently exited the Fund’s position in the bonds at a loss. The bonds of Caribbean telecom operator Digicel declined after investors lost faith in the ability of the company to refinance its debt on maturity. We currently await the results of the company’s negotiations with a committee of bondholders in order to agree a refinancing plan. We consider that the company has attractive assets, the ability to deleverage and a modest restructuring of the debt profile will allow the company to repay its obligations. The bonds of retail drugstore and pharmacy operator Rite-Aid Corp. fell after shareholders surprisingly rejected the proposed acquisition of the company by Albertsons.

Outlook

Global credit markets have experienced an extraordinary period of several years in which low government bond yields, low inflation and decent economic growth have underpinned demand for credit as well as positive returns. Looking at the landscape today, global economic growth is no longer synchronized, yields are rising, and spreads have also been widening in the majority of credit markets. Volatility has increased and idiosyncratic event risk has returned. Economic growth is slowing in western markets and a strong dollar creates a headwind for emerging markets. While the sharp correction in the oil price heightens risks for those weaker oil producers, for the majority of companies and consumers, the benefits of cheaper energy are greater. A lower oil price puts downward pressure on inflation, U.S. Treasury yields and ultimately, the dollar, thereby creating a form of shock absorber. While growth is slowing in the U.S., a recession is not expected for some time. In Europe, the European Central Bank (ECB) will complete its bond-buying program in December 2018, but interest-rate hikes remain some way off and monetary conditions are still accommodative. While spreads have widened, when comparing regions by credit rating, they have moved far more in Europe and emerging markets than in the U.S. high-yield market, which now looks relatively expensive. The move in credit spreads has been sharp and while some capital structures now look vulnerable, we feel that there are opportunities. As we look at the year ahead, credit is now significantly cheaper than 12 months ago, discounting an environment that is likely too bearish and, therefore, has the scope to generate stronger returns than in the past year, in our view.

Loan Facility and the Use of Leverage

The Fund’s revolving credit facility with The Bank of Nova Scotia terminated on November 30, 2018. Subsequent to the reporting period, on November 30, 2018, the Fund entered into a credit agreement providing for a $85,000,000 senior secured 364-day revolving credit loan facility with BNP Paribas. During the period

4	Aberdeen Income Credit Strategies Fund

Report of the Investment Adviser (unaudited) (concluded)

ending October 31, 2018, the Fund’s use of leverage increased from 29.4% to 31.1% as a percentage of managed assets and the leverage amount of $83,000,000 remained unchanged during the period. The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940. The covenants or guidelines could impede the Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $67,501,648.

Prices and availability of leverage are volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage.

Aberdeen Asset Managers Limited

Risk Considerations

Past performance is not an indication of future results. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The performance of the global high-yield market is measured by the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index, which tracks the performance of U.S. dollar-, Canadian dollar-, euro- and sterling-denominated, below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets. CCC rated credit is represented by the BofA ML CCC & Lower U.S. High Yield Constrained Index; BB rated credit is represented by the ICE BofA ML BB US High Yield Constrained Index; B rated credit is represented by the ICE BofA ML Single-B US High Yield Constrained Index; European high yield is represented by the ICE BofA ML Euro High Yield Constrained Index.

All indices are hedged to U.S. dollars.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Income Credit Strategies Fund	5

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and since inception periods as of October 31, 2018.

	1 Year	3 Years	5 Years	Since Inception (January 27, 2011)
Net Asset Value (NAV)	2.3%	9.4%	5.4%	6.1%
Market Value	-0.8%	11.5%	5.6%	4.5%

Aberdeen Asset Managers Limited and Aberdeen Asset Management Inc. assumed responsibility for the management of the Fund as investment adviser and sub-adviser, respectively, on December 1, 2017. Performance prior to this date reflects the performance of an unaffiliated investment adviser. The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s current and/or former investment adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return based on NAV is based on changes in the NAV of Fund Shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees and expenses charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return based on market value is based on changes in the market price at which the Fund’s Shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenacp.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2018 was 3.55%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2018 was 3.49%. The net operating expense ratio, excluding interest expense, commitment fee and loan servicing fees and net of fee waivers, based on the fiscal year ended October 31, 2018 was 2.24%

6	Aberdeen Income Credit Strategies Fund

Portfolio Composition (unaudited)

Quality of Investments(1)

The Fund did not hold any securities that were rated BBB/Baa as of the reporting period. The table below shows the asset quality of the Fund’s total investments as of October 31, 2018, compared to April 30, 2018:

Date	BB/Ba* %	B* %	CCC* %	CC* %	C* %	D* %	NR** %
October 31, 2018	3	51	41	3	2	0	0
April 30, 2018	0	37	52	6	0	0	5

*              Below investment grade

**         Not Rated

(1)         For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s or Moody’s, if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Adviser evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2018, compared to April 30, 2018:

Date	United States %	Europe %	United Kingdom %	Africa %	Caribbean %	Asia %	Middle East %
October 31, 2018	39	31	24	4	2	0	0
April 30, 2018	51	27	17	1	2	1	1

Maturity Composition

As of October 31, 2018, the average maturity of the Fund’s total investments was 4.7 years, compared with 4.6 years at April 30, 2018. The table below shows the maturity composition of the Fund’s investments as of October 31, 2018, compared to April 30, 2018:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2018	40	25	31	4
April 30, 2018	22	41	37	0

Aberdeen Income Credit Strategies Fund	7

Portfolio Composition (unaudited) (concluded)

Industry

The following table summarizes the composition of the Fund’s portfolio, expressed as a percentage of market value. The industries listed below may include more than one industry group. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Sector breakdown

Consumer Discretionary	21.1%
Energy	17.0%
Financials	13.9%
Materials	10.6%
Cash	8.1%
Telecommunication Services	7.2%
Health Care	7.0%
Industrials	6.2%
Utilities	3.4%
Information Technology	3.2%
Capital Goods	1.6%
Consumer Staples	0.7%
Total	100.0%

8	Aberdeen Income Credit Strategies Fund

Portfolio of Investments

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
COMMON STOCK—0.0%
CANADA—0.0%
CAD	134	Connacher Oil & Gas Ltd., Zero Coupon,(a)(b)(c)	$–
		Total Common Stocks— –% (cost $4,002,997)	–
BANK LOANS—12.3%
CANADA—0.0%
USD	1,519	Southern Pacific Resource Corp., 12.25%, 03/31/2019(a)(b)(c)(d)	–
FRANCE—0.3%
EUR	500	Financiere CEP, 8.50%, 01/16/2026(e)	560,662
UNITED KINGDOM—5.6%
EUR	4,000	EG Finco Limited, 7.75%, 04/20/2026(e)	4,544,759
USD	6,144	Seadrill Partners Finco LLC, 8.39%, 02/21/2021(e)	5,687,481
			10,232,240
UNITED STATES—6.4%
USD	8,330	California Resources Corporation, 12.67%, 12/31/2021(a)(e)	9,267,125
USD	4,000	La Paloma Generating Co., LLC, 8.25%, 02/20/2020(a)(b)(c)(d)	200,000
USD	2,400	Verifone Systems, Inc., 8.00%, 08/20/2026	2,391,000
			11,858,125
		Total Bank Loans—12.3% (cost $26,187,343)	22,651,027
CORPORATE BONDS—118.3%
BELGIUM—2.5%
EUR	6,750	Nyrstar Netherlands Holdings BV, 6.88%, 03/15/2020(f)(g)	4,594,497
CANADA—1.3%
USD	2,753	Calfrac Holdings LP, 8.50%, 06/15/2021(f)(g)	2,477,700
DENMARK—1.0%
USD	2,000	Danske Bank AS, 7.00%, 06/26/2025(e)(f)(h)	1,847,500
			1,847,500
FRANCE—6.6%
EUR	500	Casino Guichard Perrachon SA, 1.87%, 03/13/2022(f)	512,060
EUR	1,000	Casino Guichard Perrachon SA, 4.56%, 01/25/2023(f)	1,101,321
EUR	3,000	Constantin Investissement 3 SASU, 5.38%, 04/15/2020(f)(g)	3,385,514
EUR	1,000	La Financiere Atalian SASU, 4.00%, 05/15/2020(f)	1,008,399
EUR	4,000	La Financiere Atalian SASU, 5.13%, 05/15/2021(f)(g)	4,162,490
EUR	1,656	Newco GB SAS, 8.00%, 12/15/2019(f)(i)	1,933,515
			12,103,299
GERMANY—2.6%
EUR	5,000	Senvion Holding GmbH, 3.88%, 05/01/2019(f)(g)	4,841,514
GREECE—2.0%
EUR	1,500	Intralot Capital Luxembourg SA, 5.25%, 09/15/2020(f)	1,312,251
EUR	2,500	Intralot Capital Luxembourg SA, 6.75%, 11/30/2018(f)(g)	2,413,253
			3,725,504
JAMAICA—3.0%
USD	7,750	Digicel Group Ltd., 8.25%, 11/30/2018(f)(g)	5,541,328
JERSEY—3.5%
GBP	5,300	Newday Bondco PLC, 7.38%, 02/01/2020(f)(g)	6,351,437

Aberdeen Income Credit Strategies Fund	9

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
LUXEMBOURG—10.9%
USD	11,354	Altice Luxembourg SA, 7.75%, 12/03/2018(f)(g)	$10,573,413
GBP	4,200	Garfunkelux Holdco 3 SA, 8.50%, 11/13/2018(f)(g)	5,126,861
EUR	701	Hercule Debtco Sarl, 6.75%, 02/15/2020(f)(i)	762,228
EUR	1,400	Kleopatra Holdings 1 SCA, 8.50%, 07/15/2019(f)(i)	1,017,982
EUR	2,776	Monitchem HoldCo 2 SA, 6.88%, 11/12/2018(f)(g)	2,551,612
			20,032,096
NETHERLANDS—1.5%
EUR	2,575	Maxeda DIY Holding BV, 6.13%, 07/15/2019(f)(g)	2,742,980
NIGERIA—1.6%
USD	3,000	IHS Netherlands Holdco BV, 9.50%, 12/03/2018(f)(g)	3,018,861
RUSSIA—0.5%
USD	1,297	Credit Bank of Moscow Via CBOM Finance PLC, 5 Year USD Swap + 5.416%, 7.50%, 10/05/2022(e)(f)	980,340
SPAIN—4.4%
EUR	3,500	Aldesa Financial Services SA, 7.25%, 11/30/2018(f)(g)	3,109,182
USD	4,350	Codere Finance 2 Luxembourg SA, 7.63%, 12/03/2018(f)(g)	3,982,860
USD	1,000	LHMC Finco Sarl, 7.88%, 06/20/2020(f)	1,006,500
			8,098,542
SWEDEN—3.2%
EUR	5,300	Unilabs Subholding AB, 5.75%, 05/15/2020(f)(g)	5,852,148
UKRAINE—1.6%
USD	3,000	Metinvest BV, 8.50%, 01/23/2026(f)(g)	2,857,500
UNITED KINGDOM—25.0%
GBP	3,000	Arrow Global Finance PLC, 5.13%, 09/15/2019(f)(g)	3,591,909
EUR	4,000	Corral Petroleum Holdings AB, 11.75%, 05/15/2019(f)(g)	4,827,084
GBP	7,000	CYBG PLC, 5 Year GBP Swap + 6.250%, 8.00%, 12/08/2022(e)(f)(h)	9,025,692
USD	2,487	KCA Deutag UK Finance PLC, 9.63%, 04/01/2020(f)(g)	2,337,780
GBP	1,500	Matalan Finance PLC, 6.75%, 01/31/2020(f)	1,723,174
GBP	4,513	Mizzen Bondco Ltd., 7.00%, 11/30/2018(f)(g)	5,839,991
GBP	2,475	Pinnacle Bidco PLC, 6.38%, 02/15/2021(f)(g)	3,227,449
GBP	2,000	Pizzaexpress Financing 1 PLC, 8.63%, 11/30/2018(f)	1,533,846
GBP	3,000	Pizzaexpress Financing 2 PLC, 6.63%, 11/12/2018(f)(g)	3,417,254
GBP	2,500	Shop Direct Funding PLC, 7.75%, 11/15/2019(f)(g)	2,836,080
EUR	1,750	Thomas Cook Group PLC, 6.25%, 06/15/2019(f)(g)	1,965,171
GBP	4,900	Voyage Care BondCo PLC, 10.00%, 11/01/2019(f)	5,667,384
			45,992,814
UNITED STATES—43.9%
EUR	3,980	Adient Global Holdings Ltd., 3.50%, 05/15/2024(f)(g)	3,947,385
EUR	3,000	Banff Merger Sub, Inc., 8.38%, 09/01/2021(f)(g)	3,365,603
EUR	3,000	Bausch Health Cos. Inc., 4.50%, 11/30/2018(f)(g)	3,287,654
USD	3,009	California Resources Corp., 8.00%, 12/15/2018(f)(g)	2,678,010
USD	3,800	Cincinnati Bell, Inc., 7.00%, 09/15/2019(f)(g)	3,410,500
EUR	1,820	Diamond BC BV, 5.63%, 08/15/2020(f)	1,938,777
USD	5,500	EP Energy LLC / Everest Acquisition Finance, Inc., 9.38%, 12/03/2018	5,376,250
USD	2,610	Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 07/15/2020(f)(g)	2,713,617
USD	6,481	Frontier Communications Corp., 10.50%, 06/15/2022(g)	5,395,432
USD	6,336	Hexion, Inc., 10.00%, 12/03/2018(g)	5,924,160

10	Aberdeen Income Credit Strategies Fund

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description		Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	2,112	Hexion, Inc., 10.38%, 02/01/2019(f)		$ 1,887,600
USD	1,375	Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2021(f)		1,323,025
USD	6,457	Neiman Marcus Group Ltd., LLC, 8.00%, 12/03/2018(f)(g)		3,874,200
USD	3,978	Northwest Hardwoods, Inc., 7.50%, 12/03/2018(f)(g)		3,421,080
USD	1,730	Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/2020(f)		1,617,550
USD	6,092	Rite Aid Corp., 7.70%, 02/15/2027		4,264,400
USD	10,860	Sable Permian Resources Land LLC / AEPB Finance Corp., 7.13%, 12/03/2018(a)(f)		6,461,700
USD	1,395	Sable Permian Resources Land LLC / AEPB Finance Corp., 7.38%, 12/03/2018(a)(f)(g)		830,025
USD	3,700	Sanchez Energy Corp., 6.13%, 12/03/2018		1,369,000
USD	4,200	Staples, Inc., 8.50%, 09/15/2020(f)(g)		3,801,000
EUR	3,600	Superior Industries International, Inc., 6.00%, 06/15/2020(f)(g)		3,700,548
USD	5,988	Talen Energy Supply LLC, 9.50%, 07/15/2020(f)(g)		6,077,820
USD	2,925	Talen Energy Supply LLC, 10.50%, 01/15/2022(f)(g)		2,566,687
USD	2,000	Weatherford International LLC, 9.88%, 12/01/2024(f)		1,575,000
				80,807,023
ZAMBIA—3.2%
USD	5,500	First Quantum Minerals Ltd., 6.88%, 03/01/2021(f)(g)		4,757,500
USD	1,130	First Quantum Minerals Ltd., 7.00%, 12/03/2018(f)		1,104,801
				5,862,301
		Total Corporate Bonds—118.3% (cost $245,931,909)		217,727,384

			Shares or Principal Amount	Value

SHORT-TERM INVESTMENT—9.7%
UNITED STATES—9.7%
		State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09%(j)	17,803,935	17,803,935
		Total Short-Term Investment—9.7% (cost $17,803,935)		17,803,935
		Total Investments—140.3% (cost $293,926,184)(k)		258,182,346
		Liabilities in Excess of Other Assets—(40.3)%		(74,153,882)
		Net Assets—100.0%		$184,028,464

(a)	Illiquid security.
(b)	Non-Income Producing Security.
(c)	Level 3 security. This security was fair valued by the Fund’s pricing committee as approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Security is in default.
(e)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)	Denotes a security issued under Regulation S or Rule 144A.
(g)	The maturity date presented for these instruments represents the next call/put date.
(h)

Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(i)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.

Aberdeen Income Credit Strategies Fund	11

Portfolio of Investments (concluded)

As of October 31, 2018

(j)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(k)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

CAD—Canadian Dollar

EUR—Euro Currency

GBP—British Pound Sterling

USD—U.S. Dollar

At October 31, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
Euro/United States Dollar
11/20/2018	HSBC Bank USA	EUR 96,500	USD 109,334	$109,453	$119
				$109,453	$119

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/British Pound
11/20/2018	UBS AG	USD 51,655,999	GBP 39,370,000	$50,361,298	$1,294,701
United States Dollar/Euro
11/20/2018	Citibank N.A.	USD 70,995,032	EUR 61,624,000	69,895,289	1,099,743
11/20/2018	Goldman Sachs & Co.	USD 182,369	EUR 160,000	181,475	894
11/20/2018	HSBC Bank USA	USD 1,502,352	EUR 1,319,000	1,496,039	6,313
				$121,934,101	$2,401,651
Total unrealized appreciation on open forward foreign currency exchange contracts					$2,401,770

*     Certain contracts with different trade dates and like characteristics have been shown net.

See Notes to Financial Statements.

12	Aberdeen Income Credit Strategies Fund

Statement of Assets and Liabilities

As of October 31, 2018

Assets
Investments, at value (cost $276,122,249)	$ 240,378,411
Short-term investments, at value (cost $17,803,935)	17,803,935
Foreign currency, at value (cost $296,822)	298,720
Cash	96
Receivable for investments sold	1,337,647
Interest and dividends receivable	5,515,201
Unrealized appreciation on forward foreign currency exchange contracts	2,401,770
Prepaid expenses	36,031
Total assets	267,771,811
Liabilities
Bank loan payable	83,000,000
Investment advisory fees payable (Note 3)	263,963
Interest payable on bank loan	208,997
Administration fees payable (Note 3)	41,460
Investor relations fees payable (Note 3)	5,860
Other accrued expenses	223,067
Total liabilities	83,743,347

Net Assets	$184,028,464
Composition of Net Assets:
Common stock (par value $0.001 per share) (Note 5)	$ 13,074
Paid-in capital in excess of par	225,997,328
Distributable accumulated loss	(41,981,938)
Net Assets	$184,028,464
Net asset value per share based on 13,074,072 shares issued and outstanding	$ 14.08

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	13

Statement of Operations

For the Year Ended October 31, 2018

Net Investment Income
Income
Dividends and other Income	$ 150,234
Interest income	26,963,153
Total Investment Income	27,113,387
Expenses
Investment advisory fee (Note 3)	3,487,060
Administration fee (Note 3)	332,561
Legal fees and expenses	177,670
Trustee fees	150,186
Independent auditors’ fees and expenses	84,066
Reports to shareholders and proxy solicitation	82,547
Insurance expense	78,600
Custodian’s fees and expenses	67,524
Investor relations fees and expenses (Note 3)	27,543
Transfer agent’s fees and expenses	9,230
Miscellaneous	77,275
Total expenses before reimbursed/waived expenses	4,574,262
Interest expense and commitment fee on credit facility (Note 7)	2,388,960
Total operating expenses before reimbursed/waived expenses	6,963,222
Investment Adviser waiver	(120,130)
Net expenses	6,843,092

Net Investment Income	20,270,295
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	9,259,876
Securities sold short	524,211
Forward foreign currency exchange contracts	8,179,388
Foreign currency transactions	(1,645,682)
16,317,793
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(34,897,298)
Securities sold short	(545,109)
Forward foreign currency exchange rate contracts	2,401,770
Foreign currency translation	(66,837)
(33,107,474)
Net (loss) from investments and foreign currency transactions	(16,789,681)
Net Increase in Net Assets Resulting from Operations	$ 3,480,614

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Income Credit Strategies Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 20,270,295	$ 19,433,386
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	16,317,793	(8,224,553)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, forward foreign currency exchange contracts and forward currency transactions	(33,107,474)	15,669,134
Net increase in net assets resulting from operations	3,480,614	26,877,967
Distributions to Shareholders(a)	(18,826,664)	(18,826,664)
Net decrease in net assets from distributions	(18,826,664)	(18,826,664)
Change in net assets resulting from operations	(15,346,050)	8,051,303

Net Assets:
Beginning of year	199,374,514	191,323,211
End of year	$184,028,464	$199,374,514

(a) Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the Fund is no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. For the year ended October 31, 2017, all distributions to shareholders were from net investment income.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	15

Statement of Cash Flows

For the year ended October 31, 2018

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$ 3,480,614
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(268,964,257)
Investments sold and principal repayments	280,504,039
Increase in short-term investments, excluding foreign government securities	(17,803,935)
Net amortization/accretion of premium (discount)	(3,966,404)
Decrease in cash collateral held at broker	3,577,449
Increase in interest and dividends receivable	(643,480)
Net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(2,401,770)
Increase in prepaid expenses	(12,579)
Increase in interest payable on bank loan	70,359
Decrease in accrued investment advisory fees payable	(34,717)
Increase in other accrued expenses	83,078
Payments for investments in securities sold short	(1,945,238)
Net realized loss from investments in securities sold short	(524,211)
Net change in unrealized (appreciation) depreciation from investments in securities sold short	545,109
Net change in unrealized appreciation from investments	34,897,298
Net change in unrealized appreciation from foreign currency translations	66,837
Net realized gain on investments in securities	(9,259,876)
Net cash provided by operating activities	17,668,316
Cash Flows from Financing Activities
Distributions paid to shareholders	(18,826,664)
Net cash used in financing activities	$ (18,826,664)
Effect of exchange rate on cash	1,898
Net change in cash	(1,156,450)
Cash at beginning of year	1,455,266
Cash at end of year	$ 298,816
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on credit facility:	$ 2,318,601

See Notes to Financial Statements.

16	Aberdeen Income Credit Strategies Fund

Financial Highlights

	For the Fiscal Years Ended October 31,
	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$15.25	$14.63	$14.91	$18.04	$18.63
Net investment income	1.55	1.49	1.46	1.48	1.57
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(1.28)	0.57	(0.30)	(2.76)	(0.55)
Total from investment operations applicable to common shareholders	0.27	2.06	1.16	(1.28)	1.02
Distributions to common shareholders from:
Net investment income	(1.44)	(1.44)	(1.31)	(1.59)	(1.54)
Net realized gains	–	–	–	(0.26)	(0.07)
Tax return of capital	–	–	(0.13)	–	–
Total distributions	(1.44)	(1.44)	(1.44)	(1.85)	(1.61)
Capital Share Transactions:
Net asset value per common share, end of year	$14.08	$15.25	$14.63	$14.91	$18.04
Market value, end of year	$13.09	$14.62	$12.60	$13.09	$16.35

Total Investment Return Based on(b):
Market value	(0.75% )	28.39%	8.75%	(9.29% )	4.24%
Net asset value	2.34%	15.34%	10.86%	(6.36% )	6.19%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$184,028	$199,375	$191,323	$194,937	$235,813
Average net assets applicable to common shareholders (000 omitted)	$195,965	$198,723	$175,817	$213,105	$246,204
Net operating expenses, net of fee waivers/recoupments	3.49%	3.15%	3.04%	2.86%	2.89%
Net operating expenses, excluding fee waivers/recoupments	3.55%	3.13%	3.06%	2.80%	2.77%
Net operating expenses, net of fee waivers/recoupment, excluding interest expense, commitment fee and loan servicing fees	2.24%	2.26%	2.33%	2.32%	2.27%
Net investment income	10.34%	9.78%	10.88%	9.07%	8.31%
Portfolio turnover	103%	95%	95%	56%	48%
Senior securities (loan facility) outstanding (000 omitted)	$83,000	$83,000	$83,000	$90,000	$100,000
Asset coverage per $1,000 on revolving credit facility at year end(c)	$3,217	$3,402	$3,305	$3,166	$3,358

(a)    Based on average shares outstanding.

(b)    Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)     Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	17

Notes to Financial Statements

October 31, 2018

1. Organization

Aberdeen Income Credit Strategies Fund, formerly known as “Avenue Income Credit Strategies Fund” (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011. Effective December 1, 2017, in conjunction with the acquisition by Aberdeen Asset Managers Limited of certain assets related to Avenue Capital Management II, L.P.’s (“Avenue”) management of the Fund, the Avenue Income Credit Strategies Fund was rebranded as Aberdeen Income Credit Strategies Fund.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices,

18	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2018

and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12- month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the “Valuation Time”), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. The Valuation Time is as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)		Total ($)
Investments in Securities
Fixed Income Investments
Bank Loans	$–	$22,451,027	$200,000		$22,651,027
Corporate Bonds	–	217,727,384	–		217,727,384
Equity Investments
Common Stocks	$–	$–	$–	(1)	$–
Total Long-Term Investments	–	240,178,411	200,000		240,378,411
Short-Term Investment	17,803,935	–	–		17,803,935
Total Investments	$17,803,935	$240,178,411	$200,000		$258,182,346
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$2,401,770	$–		$2,401,770
Total Assets	$17,803,935	$242,580,181	$200,000		$260,584,116

(1)  Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.

Amounts listed as “-” are $0 or round to $0.

Aberdeen Income Credit Strategies Fund	19

Notes to Financial Statements (continued)

October 31, 2018

Rollforward of Level 3 Fair Value Measurement For the Period Ended October 31, 2018
Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Sales	Net Purchases	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2018
Bank Loans
Canada	$21,710	$–	$(162,830)	$159,212	(18,092)	$–	$–	$–	$–	$–
United States	1,354,448	–	(8,337)	11,230	(1,157,341)	–	–	–	200,000	–
Common Stock
Canada	–	–	–	–	–	–	–	–	–	–
United States	6,364,413	–	1,403,931	(1,310,260)	(6,458,084)	–	–	–	–	–
Convertible Bonds
Canada	2,008	–	(200,781)	198,793	(20)	–	–	–	–	–
Warrants
United States	146,700	–	(44,052)	6,975	(109,623)	–	–	–	–	–
Total	$7,889,279	$–	$987,931	$(934,050)	$(7,743,160)	$–	$–	$–	$200,000	$–

The following is quantitative information about level 3 fair value measurements:

Quantitative Information about Level 3 Fair Value Inputs
	Fair Value At January 31, 2018	Valuation Technique	Unobservable Input	Range
Senior Loans	$200,000	Valued by the Fund’s Pricing Committee	Pending Court Ruling Expected Recovery	$5

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)        market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)     purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded

20	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2018

on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2018, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$2,401,770	Unrealized depreciation on forward currency exchange contracts	$–

Aberdeen Income Credit Strategies Fund	21

Notes to Financial Statements (continued)

October 31, 2018

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Citibank N.A.	$1,099,743	$–	$–	$1,099,743	$–	$–	$–	$–
Goldman Sachs & Co.	894	–	–	894	–	–	–	–
HSBC Bank USA	6,432	–	–	6,432	–	–	–	–
UBS AG	1,294,701	–	–	1,294,701	–	–	–	–

(1)  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)  Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

(3)  Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2018:

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Forward foreign exchange rate contracts	$8,179,388	$2,401,770
Total		$8,179,388	$2,401,770

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2018. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2018.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$544,001
Sale Forward Foreign Currency Contracts	$82,796,364

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term

22	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2018

loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

g. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares. The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

h. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

Aberdeen Income Credit Strategies Fund	23

Notes to Financial Statements (continued)

October 31, 2018

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash in segregated accounts for forward contracts because it is designated as collateral.

k. Short Sales:

The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. At October 31, 2018 there were no short sales held by the Fund.

l. Unfunded Loan Commitments:

The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Statement of Assets and Liabilities. At October 31, 2018 there were no outstanding unfunded loan commitments.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Effective December 1, 2017, Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) serves as investment adviser to the Fund and Aberdeen Asset Management Inc. (“AAMI” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc.

For its services, AAML receives fees at an annual rate of: (i) 1.25% of the Fund’s average daily Managed Assets. Managed Assets is defined in the investment advisory agreement as total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the fiscal year ended October 31, 2018, AAML earned a gross advisory fee of $3,201,456.

Also, effective December 1, 2017, AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through December 1, 2019. The Expense Limitation Agreement limits the Fund’s “Other Expenses”(excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 0.45% of the average daily assets of the Fund on an annualized basis. Through October 31, 2018, AAML waived and assumed a total of $120,130 of the Fund’s other expenses. AAML may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML.

Prior to December 1, 2017, Avenue, an affiliate of Avenue Capital Group, was paid the same investment advisory fee as described above for AAML. For the fiscal year ended October 31, 2018, Avenue earned a gross advisory fee of $285,604. Also, prior to December 1, 2017, the Fund had an expense limitation agreement with Avenue which limited the Fund’s other expenses (excluding (i) interest, taxes, brokerage

24	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2018

commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). from exceeding 0.50% of the average daily assets of the Fund on an annualized basis. For the fiscal year ended October 31, 2018, Avenue did not waive any expenses.

b. Fund Administration:

Effective December 1, 2017, AAMI, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2018, AAMI earned $320,146 from the Fund for administration services.

Prior to December 1, 2017 State Street provided, or arranged for the provision of, certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provided legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street received an annual fee, plus certain out-of-pocket expenses. For the fiscal year ended October 31, 2018, State Street earned as administrator $12,415.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement approved by the Fund’s Board on June 12, 2018, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties engaged by AAMI), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2018, the Fund incurred investor relations fees of approximately $27,543. For the fiscal year ended October 31, 2018, AAMI did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

d. Purchase/Sale Transactions Between Affiliates

The Fund is permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Fund. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2018, the Fund did not engage in any of these trades.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2018, were $269,584,632 and $279,925,460, respectively.

5. Capital

The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. As of October 31, 2018, there were 13,074,072 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On June 12, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s Investment Adviser and subject to market conditions and investment considerations. Pursuant to the Program, the Fund may repurchase shares when shares are trading at discount level to the Fund’s NAV per share of 8% or more. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2018, the Fund did not repurchase any shares through the Program.

Aberdeen Income Credit Strategies Fund	25

Notes to Financial Statements (continued)

October 31, 2018

7. Revolving Credit Facility

On December 1, 2017, the Fund renewed a senior secured revolving credit facility agreement with the Bank of Nova Scotia that allowed it to borrow up to $100,000,000, and to use the borrowings to make additional investments in the ordinary course of the Fund’s business, pay dividends and distributions, and for general business purposes of the Fund. For the fiscal year ended October 31, 2018, the balance of the loan outstanding was $83,000,000, and the average interest rate on the loan facility was 2.77%. The average balance for the fiscal year ended October 31, 2018 was $83,000,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. The Fund’s revolving credit facility with The Bank of Nova Scotia terminated on November 30, 2018. Subsequent to the reporting period, on November 30, 2018, the Fund entered into a credit agreement providing for a $85,000,000 senior secured 364-day revolving credit loan facility with BNP Paribas.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940. The covenants or guidelines could impede the Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $67,501,648.

8. Portfolio Investment Risks

a. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

b. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to

26	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2018

substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

d. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

e. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Advisers are unsuccessful.

f. Risks of Short Sales

The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it received from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed income markets.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$293,929,684	$4,137,854	$(39,885,192)	$(35,747,338)

Aberdeen Income Credit Strategies Fund	27

Notes to Financial Statements (continued)

October 31, 2018

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	October 31, 2018	October 31, 2017
Distributions paid from:
Ordinary Income	$18,826,664	$18,826,664
Net long-term capital gains	–	–
Total tax character of distributions	$18,826,664	$18,826,664

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$2,098,050
Undistributed long-term capital gains – net	–
Total undistributed earnings	$2,098,050
Capital loss carryforward	(8,239,703)	*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	(35,840,285)	**
Total accumulated earnings/(losses) – net	$(41,981,938)

*              As of October 31, 2018, the Fund has a capital loss carryforward available of $8,239,703, which consisted of long-term post Regulated Investment Company Modernization Act (the “RIC-Mod”) of 2010 losses with no expiration date. Under the RIC-Mod of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

**         The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on wash sales and forward contracts being treated as realized for tax purposes.

11. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after

December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Fund’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Fund’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2018, except as provided below.

On November 2, 2018 and on December 24, 2018, the Fund paid down $8,000,000 and $5,000,000 respectively on the revolving credit facility leaving the outstanding balance at $70,000,000.

28	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (concluded)

October 31, 2018

As described under Note 7 (Revolving Credit Facility), the Fund’s $100,000,000 senior secured revolving credit facility agreement with The Bank of Nova Scotia terminated on November 30, 2018. Subsequent to the reporting period, on November 30, 2018, the Fund entered into a credit agreement providing for a $85,000,000 senior secured 364-day revolving credit loan facility with BNP Paribas.

On November 9 and December 11, 2018, the Fund announced that it will pay on November 28 and January 10, 2019 a distribution of $0.12 per share to all shareholders of record as of November 19 and December 31, 2018, respectively.

Aberdeen Income Credit Strategies Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Aberdeen Income Credit Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Income Credit Strategies Fund (the Fund), including the portfolio of investments, as of October 31, 2018, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended October 31, 2016 were audited by other independent registered public accountants whose report, dated December 21, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 27, 2018

30	Aberdeen Income Credit Strategies Fund

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Income Credit Strategies Fund during the fiscal year ended October 31, 2018:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/30/17-1/8/18	0.0%	0.0%
1/30/18-10/29/18	0%	0%

†                 Expressed as a percentage of the distributions paid.

*                   The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

**              Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Aberdeen Income Credit Strategies Fund	31

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

State Street Bank and Trust Company, as plan agent (the “Plan Agent”), serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common

32	Aberdeen Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited) (concluded)

Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

Aberdeen Income Credit Strategies Fund	33

Management of the Fund (unaudited)

The names of the Trustees and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.”

Interested Trustee

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Randolph Takian** 399 Park Avenue, 6th Floor New York, NY 10022 Year of Birth: 1974	Class III Trustee	Term as Trustee expires 2020; Director since 2010	Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (since 2015); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (since 2012); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010).	1	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Independent Trustee

P. Gerald Malone c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pa 19103	Chairman of the Board; Class III Trustee	Term expires 2020; Trustee since 2017

Mr. Malone is, by profession, a solicitor of over 40 years standing. As a member of the UK House of Commons, he served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as an independent director of Bionik Laboratories Corp., a US healthcare company, specializing in stroke rehabilitation using robotic devices. He is Chairman of the Board of Trustees of Aberdeen Funds, Aberdeen Global Income Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Income Credit Strategies Fund and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as Independent Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.

				26	None

34	Aberdeen Income Credit Strategies Fund

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Nisha Kumar c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1970	Class II Trustee	Term expires 2019; Trustee since 2017	Ms. Kumar has been a Managing Director and the Chief Financial Officer of Greenbriar Equity Group LLC since 2011. She was previously Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. during 2011. From 2007 to 2009, Ms. Kumar served as Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. Ms. Kumar is a member of the Council on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, EDAC Technologies Corp., Nordco Holdings, LLC, and SEKO Global Logistics Network, LLC.	3	Director of EDAC Technologies Corp

John Sievwright c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1955	Class III Trustee	Term expires 2021; Trustee since 2017	Non-Executive Director of NEX Group plc (2017-2018) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014) (transport).	4	None

*    Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund and Aberdeen Global Premier Properties Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**         Mr. Takian is deemed to be an interested person due to a prior relationship with Aberdeen Asset Management Inc.

Aberdeen Income Credit Strategies Fund	35

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Trustees

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President – Compliance	Since 2017	Currently, Vice President Head of Conduct and Compliance – Americas and Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Mr. Andolina joined Aberdeen in 2012

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2017	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2017

Currently, Director, Vice President and Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2017

Currently, Chairman Americas. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Bev re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2017	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2017

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Steven Logan Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President	Since 2017

Currently, Head of Euro High Yield and Global Leverage Loans. Steven joined Aberdeen following the SWIP acquisition in April 2014, where he was an Investment Director in 2001 before becoming Head of European High Yield in 2006.

36	Aberdeen Income Credit Strategies Fund

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since 2017

Currently, Vice President and Head of Fund Operations, Traditional Assets - Americas and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009

Ben Packenham Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	Vice President	Since 2017

Currently, Deputy Head of Euro High Yield and Global Leverage Loans. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors, where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund.

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2017

Currently, Group Head of Product Opportunities, for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2017	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

*    Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Trustees next following the annual meeting of shareholders. The officers were last elected on November 29, 2017.

**   Messrs. Andolina, Goodson, Hendry, Keener, Logan, Pakenham and Pittard and Mses. Ferrari, Kennedy, Melia and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc.,., The India Fund, Inc. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund and Aberdeen Global Premier Properties Fund, each of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Income Credit Strategies Fund	37

Corporate Information

Trustees

P. Gerald Malone, Chairman

Nisha Kumar

John Sievwright

Randolph Takian

Officers

Christian Pittard, President

Joseph Andolina, Chief Compliance Officer and Vice President, Compliance

Jeffrey Cotton, Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Chief Financial Officer

Alan Goodson, Vice President

Bev Hendry, Vice President

Steven Logan, Vice President

Ben Pakenham, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

Investment Sub-Adviser

Aberdeen Asset Management Inc.

1735 Market Street,

32nd Floor

Philadelphia, PA 19103

Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian and Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Income Credit Strategies Fund are traded on the NYSE under the symbol “ACP”. Information about the Fund’s net asset value and market price is available at www.aberdeenacp.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Income Credit Strategies Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

ACP-Annual

Item 2 —     Code of Ethics.

(a)               As of October 31, 2018, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)               Definitional.

(c)                There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)               During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)                Not Applicable

(f)                 A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 —     Audit Committee Financial Expert.

The Registrant’s Board of Trustee had determined that Nisha Kumar, a member of the Board of Trustees’ Audit and Valuation Committee until Dec. 31, 2018, possessed the attributes, and had acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and had designated Ms. Kumar as the Audit and Valuation Committee’s financial expert. Ms. Kumar was considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 —    Principal Accountant Fees and Services.

(a) — (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
October 31, 2018	$75,000	$0	$11,165	$0
October 31, 2017	$92,500	$0	$11,000	$0

(1)                        The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)          The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination,  the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.  The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)          None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                         Not applicable.

(g)                        Non-Audit Fees

For the fiscal year ended October 31, 2018 and October 31, 2017, respectively, KPMG billed $760,514 and $648,700 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Adviser and Administrator.

(h)                       Not applicable.

Item 5 —    Audit Committee of Listed Registrants.

(a)                       The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2018, the Audit and Valuation Committee members were:

Nisha Kumar

P. Gerald Malone

John Sievwright

(b)                       Not applicable.

Item 6 —    Investments.

(a)                       Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)                        Not applicable.

Item 7 —     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Trustees has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Adviser are included as Exhibit (e).

Item 8 -              Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 4, 2019.

Individual & Position	Services Rendered	Past Business Experience
Steven Logan Head of Euro High Yield & Global Leverage Loans	Responsible for Euro High Yield and Global Leverage Loans

Currently, Head of Euro High Yield and Global Leverage Loans. Mr. Logan joined Aberdeen Asset Management in April 2014. From 2001-2014 Mr. Logan was an Investment Director (2001-2006) and Head of European High Yield (2006-2014) with Scottish Widows Investment Partnership

Ben Pakenham Deputy Head of Euro High Yield	Responsible Euro High Yield

Currently, Deputy Head of Euro High Yield. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors (from 2008-2011), where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund. Prior to Henderson Global Investors, Mr. Pakenham was an Assistant Fund Manager on the High Yield Funds at New Star Asset Management (2005-2008).

Matthew Kence Senior Vice President Global High Yield	Responsible for Global High Yield

Currently Senior Vice President Global High Yield. Mr. Kence joined Standard Life Investments in 2010. Prior to joining Standard Life Investments, Mr. Kence worked at a number of companies including MFS Investment Management and Gannett Welsh & Kotler. Matt has 8  years’ investment experience at Standard Life Investments with 15 years’ experience in the industry

Erlend Lochen Head of US Credit and Global High Yield	Responsible for US Credit and Global High Yield

Currently Head of US Credit and Global High Yield. Mr.  Lochen joined Standard Life Investments in 2001 . Prior to joining Standard Life Investments, Mr. Lochen worked with a number of companies, including Skandinaviska Enskilda Banken, Barclays Capital and Merrill Lynch. Mr. Lochen has 16 years’ investment experience at Standard Life Investments and 21 years’ experience in the industry.

(a)(2) The information in the table below is as of October 31, 2018.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Steven Logan	Registered Investment Companies	2	$491.32	0	$0
	Pooled Investment Vehicles	5	$2,035.54	0	$0
	Other Accounts	4	$414.85	0	$0

Ben Pakenham	Registered Investment Companies	2	$491.32	0	$0
	Pooled Investment Vehicles	5	$2,035.54	0	$0
	Other Accounts	4	$414.85	0	$0

Matthew Kence	Registered Investment Companies	2	$491.32	0	$0
	Pooled Investment Vehicles	5	$2,035.54	0	$0
	Other Accounts	4	$414.85	0	$0

Erlend Lochen	Registered Investment Companies	2	$491.32	0	$0
	Pooled Investment Vehicles	5	$2,035.54	0	$0
	Other Accounts	4	$414.85	0	$0

Total assets are as of October 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.28.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Adviser will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by the Adviser and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, the Adviser typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although the Adviser anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Adviser may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which the Adviser anticipates a more significant market impact, the Adviser intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of the Adviser based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, the Adviser may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Adviser does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Adviser’s discretionary account trading, The Adviser may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a fund to compete against such model delivery clients that hold and trade in a same security as a fund.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the Aberdeen group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the Aberdeen group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2018
Steven Logan	$0
Ben Pakenham	$0
Matthew Kence	$0
Erlend Lochen	$0

(b) Not applicable.

Item 9 —     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2017 through November 30, 2017	0	$0.00	0	1,307,407
December 1, 2017 through December 31, 2017	0	$0.00	0	1,307,407
January 1, 2018 through January 31, 2018	0	$0.00	0	1,307,407
February 1, 2018 through February 28, 2018	0	$0.00	0	1,307,407
March 1, 2018 through March 31, 2018	0	$0.00	0	1,307,407
April 1, 2018 through April 30, 2018	0	$0.00	0	1,307,407
May 1, 2018 through May 31, 2018	0	$0.00	0	1,307,407
June 1, 2018 through June 30, 2018	0	$0.00	0	1,307,407
July 1, 2018 through July 31, 2018	0	$0.00	0	1,307,407
August 1, 2018 through August 31, 2018	0	$0.00	0	1,307,407
September 1, 2018 through September 30, 2018	0	$0.00	0	1,307,407
October 1, 2018 through October 31, 2018	0	$0.00	0	1,307,407
Total	0	$0.00	0	—

(1) The Registrant’s share repurchase program was authorized by the Board of Trustees on March 17, 2011. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any calendar year.

Item 10 — Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2018 there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 — Controls and Procedures.

(a)               The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)               There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 — Exhibits.

(a)(1)                  Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)                                  Proxy Voting Policy of Registrant.

(d)                                 Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Income Credit Strategies Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	January 7, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Income Credit Strategies Fund

Date:	January 7, 2019

EXHIBIT LIST

13(a)(1) — Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications

13(c) — Proxy Voting Policy of Registrant.

13(d) —Investment Adviser’s Proxy Voting Policies